SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2020

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

000-1036848
(Commission File Number)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯⁯ ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement

As previously disclosed in the Form 10-Q for the quarterly period ended March 31, 2020, filed by AeroCentury Corp. (the “Company”) with the Securities and Exchange Commission on June 4, 2020, one of the Company’s customers, which leases two regional jet aircraft that serve as collateral under the Company’s non-recourse term loan financing with Norddeutsche Landesbank Girozentrale, New York Branch (“Nord LB”), did not make its quarterly rent payment in March 2020, which, in turn, resulted in a default under the term loans ("Nord Loans") made to the Company’s two special-purpose subsidiaries that own those aircraft (the “Borrowers”). In April 2020, the Borrowers drew on the customers' letters of credit that served as security deposits under their aicraft leases, and used the proceeds to fund the Borrowers' overdue March 2020 interest payments under their Nord Loans.  In May 2020, the Borrowers and the customer agreed to defer the customer's payment of the balance of the March 2020 rent not covered by the letter of credit proceeds until June 2020, which deadline the customer subequently did not meet.

On June 23, 2020, the Borrowers entered into a Deferral Agreement (the "Loan Deferral Agreement") with Nord LB, as agent and participant, Nord Norddeutsche Landesbank Girozentrale, as swap counterparty ("Swap Counterparty"), Wilmington Trust Company, as security trustee, and a third special purpose subsidiary of the Company that also owns aircraft subject to the Nord financing, with respect to the payments due from the two Borrowers under the Nord Loans and the related interest rate swap agreements with respect to the Nord Loan indebtedness (the "Nord Swap Contracts"). The Loan Deferral Agreement provides that any unpaid principal amounts due under the Borrowers' Nord Loans ("Unpaid Nord Principal") will be added to the principal amount of each Borrower's Nord Loan, and that such Unpaid Nord Principal, together with interest accrued thereon at the default interest rate, are to be repaid in full to Nord LB by the respective Borrower on or before September 24, 2020. The deferral of the Unpaid Nord Principal is conditioned upon no other event of default occurring under the Nord Loans through September 24, 2020.

The foregoing description of the Loan Deferral Agreement is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 hereto.

Item 9.01

(d) Exhibits

10.1
Deferral Agreement (MSNs 19002 and 19003) as of June 23, 2020 among ACY SN 19002 Limited, ACY SN 19003 Limited, and ACY E-175 LLC,  Norddeutsche Landesbank Girozentrale, as swap counterparty (the “Swap Counterparty”), Norddeutsche Landesbank Girozentrale, New York Branch, as agent and participant and Wilmington Trust Company, as security trustee (the “Security Trustee”).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROCENTURY CORP.

Date: June 25, 2020	By:	/s/ Harold M. Lyons Harold M. Lyons Senior Vice President, Finance